SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Jun-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jun-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Jun-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Jun-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jun-02

DISTRIBUTION SUMMARY

                                                                     Accrued
          Original       Beginning     Principal                    Interest
Class      Balance         Balance   Distribution         Rate Distributed (1)
A-1    212,500,000     212,500,000      1,909,376      2.14500%      341,859
A-2    150,000,000     150,000,000        456,561      2.17000%      244,125
A-3     40,000,000      40,000,000        121,750      2.18000%       65,400
A-4     30,000,000      30,000,000         91,312      2.16000%       48,600
A-IO   262,743,750     262,743,750              0      6.16000%    1,351,542
M-1     32,250,000      32,250,000              0      2.72000%       65,790
M-2     24,500,000      24,500,000              0      3.34000%       61,373
B-1     20,500,000      20,500,000              0      4.14000%       63,653
B-2      5,250,000       5,250,000              0      4.59000%       18,073
X      515,000,050     515,000,050              0                    995,103
R               50              50             50      2.16000%            0
Total  515,000,050     515,000,050      2,579,049                  3,255,517



                      Certificate
     Realized Loss        Interest         Ending
Class    Principal      Shortfall         Balance
  A-1           N/A              0    210,590,624
  A-2           N/A              0    149,543,439
  A-3           N/A              0     39,878,250
  A-4           N/A              0     29,908,688
 A-IO           N/A              0    261,177,008
  M-1            0               0     32,250,000
  M-2            0               0     24,500,000
  B-1            0               0     20,500,000
  B-2            0               0      5,250,000
    X           N/A              0    512,421,001
    R           N/A              0              0
Total            0               0    512,421,001

AMOUNTS PER $1,000 UNIT
                                                      Interest
                              Prin            Int Carry-forward       Ending
ClassCusip            Distribution   Distribution       Amount       Balance
A-1  22540V2E1          8.98529873     1.60875002   0.00000000  991.01470127
A-2  22540V2F8          3.04374007     1.62750000   0.00000000  996.95625993
A-3  22540V2G6          3.04374000     1.63500000   0.00000000  996.95626000
A-4  22540V2H4          3.04374000     1.62000000   0.00000000  996.95626000
A-IO 22540V2J0          0.00000000     5.14395341   0.00000000  994.03699702
M-1  22540V2L5          0.00000000     2.04000000   0.00000000 1000.00000000
M-2  22540V2M3          0.00000000     2.50500000   0.00000000 1000.00000000
B-1  22540V2N1          0.00000000     3.10500000   0.00000000 1000.00000000
B-2  22540V2P6          0.00000000     3.44250095   0.00000000 1000.00000000
X    22540V2Q4          0.00000000     1.93223884   0.00000000  994.99213878
R    22540V2K7       1000.00000000     1.60000000   0.00000000    0.00000000

                                   GROUP 1        GROUP 2      TOTAL
PrincPrincipal Distributions:
Beginning Bal (includes SubTrans)     228,826,890  199,723,389   428,550,280
     Scheduled Principal                  140,764      129,460       270,225
     Prepayments (Includes Curtails     1,768,612      540,212     2,308,824
     Net Liquidation Proceeds                   0            0             0
     Loan Purchase Prices                       0            0             0
     Total Principal Remit              1,909,376      669,673     2,579,049
     Net Realized Losses                        0            0             0
Ending Balance                        226,917,514  199,053,717   425,971,231

PrefuPrefunding Account:
Beginning Balance                      26,572,925   65,232,505    91,805,430
Subsequent Transfer                     2,423,575    2,932,084     5,355,660
Added to available cert prin                    0            0             0
Amount in Prefund Acct                 24,149,350   62,300,421    86,449,770

Agg End Coll Bal                      251,066,864  261,354,137   512,421,001

Ending OC Amt                                                              0

Interest Distributions:
Scheduled Interest  - Net of Servic     1,571,775    1,353,742     2,925,517
Cap Int Acct Withdrawal                    99,491      256,665       356,156
Less Relief Act Interest Shortfall              0            0             0
Less Net Prepayment Interest Shortf             0            0             0
                                        1,671,266    1,610,408     3,281,673

Capitalized Interest Account:
Beginning Balance                                                  1,290,000
less: Capitalized Int Requirement                                    356,156
less: Overfund Int to Depositor                                      117,349
Ending Balance                                                       816,496

Servicing Fee                              95,345       83,218       178,563
Trustee Fee                                   572          499         1,071
FSA Premium                                10,625       11,000        21,625
Credit Risk Manager Fee                     3,337        2,913         6,250

Current Agg Advance                     1,493,704    1,254,171     2,747,875
Outstanding Agg Advances                1,493,704    1,254,171     2,747,875

Delinquency Information
                   30-59 days delinquent          60-89 days delinquent
                        Count              Balance    Count           Balance
Group 1                   5               651,800      0                   0
Group 2                  15             1,901,121      2             307,684
Total                    20             2,552,920      2             307,684
*The figures do not include foreclosures, bankruptcies, or REO properties.

                                                  90 or more days delinquent
                                                      Count           Balance
Group 1                                                0                   0
Group 2                                                1              89,699
Total                                                  1              89,699
*The figures do not include foreclosures, bankruptcies, or REO properties.

                   Outstanding Loans              Foreclosure
                        Count             Balance     Count          Balance
Group 1                 1,655         226,917,514      0                   0
Group 2                 1,039         199,053,717      1             146,814
Total                   2,694         425,971,231      1             146,814


     Bankruptcy                    REO
         Count             Balance      Count           Balance  Market Value
Group      0                     0       0                   0             0
Group      0                     0       0                   0             0
Total      0                     0       0                   0             0


# of Loans which Prepay Premiums were collected                            1
Amount of Prepayment Premiums                                          2,790

Current Delinquency Rate (60+ days)                                  0.10620%
Rolling Three Month Delinquency Rate (60+ days)                      0.10620%

Number of Loans Repurchased                                                0
Principal Balance of Loans Repurchased                                     0

Current Realized Losses                                                    0
Cumulative Net Realized Losses                                             0

WAM                                                                      352
WAC                                                                  8.69185%
Net WAC                                                              8.17135%

Insured Payment on Class As                                                0

Senior Enhancement Percentage                                       16.01942%

Net Excess Spread                                                    0.95470%

Deposit to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                        5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA